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                            SILVERADO GOLD MINES LTD.


                                  AMENDMENT TO
                                  ------------
                             COMPENSATION AGREEMENT
                             ----------------------



THIS AMENDMENT TO COMPENSATION AGREEMENT made and entered into this 26th day of February 1995 by and between Garry L. Anselmo, (hereinafter, "Mr. Anselmo") and Silverado Mines Ltd., a British Columbia company having its principal offices located at Suite 505, 1111 West Georgia Street, Vancouver, BC V6E 4M3 (hereinafter, "the Company") amends an agreement entered into among the parties on May 8, 1995 by deleting section 2(a)(i) and substituting the following language:

     i)   Four  Million  Dollars  (U.S.)  ($4,000,000  U.S.),  plus

All  other provisions of the said Compensation Agreement shall remain unchanged.


IN WITNESS WHEREOF, the Parties hereto have set their hand and seals the year and date first above written.

Agreed:                              Agreed:

                                     SILVERADO GOLD MINES INC.

/s/ Garry L. Anselmo                 by:  /s/ J. P. Tangen
________________________                  ___________________________
Garry L. Anselmo                          J.P. Tangen, Director
                                          for the Board of Directors